UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — July 1, 2016 (July 1, 2016)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada	001-13718	98-0364441
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2016, MDC Partners Inc. (the “Company”) and MDC Partners UK Holdings Limited, a wholly-owned subsidiary of the Company (“Purchaser”), completed its previously-announced acquisition from Forsman & Bodenfors ekonomisk förening (“Seller”) of 100% of the shares of Forsman & Bodenfors AB, an advertising agency organized under the laws of Sweden (“F&B”) (the “Transaction”). The Transaction was consummated pursuant to that certain Share Sale and Purchase Agreement, dated June 27, 2016 (the “Purchase Agreement”), by and among the Company, Purchaser and Seller.

Concurrently with the closing of the Transaction, MDC made an initial payment to Seller of 1,900,000 shares of the Company’s Class A subordinate voting stock, no par value (the “Closing Shares”). Additional deferred contingent consideration is payable in 2017 based on F&B’s financial results for calendar years 2015 and 2016.

The contingent consideration will be satisfied, at the Company’s option, through the payment of cash or the issuance to Seller of shares of the Company’s Class A subordinated voting stock, no par value (the “Contingent Shares”). The Closing Shares and any Contingent Shares shall be issued in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder. Such issuance(s) of shares do not involve any public offering or general solicitation.

The number of Contingent Shares to be issued to Seller will be determined by certain formulas set forth in the Purchase Agreement. The Company has agreed to register the Closing Shares for resale under the Securities Act, following an initial lock-up period until the Company has publicly released its financial results for the period ending June 30, 2016. The Company has also agreed to register any Contingent Shares for resale under the Securities Act.

In connection with the Transaction, certain key executives of F&B and its subsidiaries have agreed to new employment agreements.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the business acquired.

Audited financial statements of F&B will be filed as an amendment to this Form 8-K within the time period and to the extent required by applicable SEC rules.

(b) Pro forma financial information.

Unaudited pro forma consolidated financial statements of the Company and subsidiaries as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015, and the related notes thereto, will be furnished as an amendment to this Form 8-K within the time period required by applicable SEC rules.

(c) Not applicable.

(d) Exhibits.

2.1	Share Sale and Purchase Agreement dated June 27, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 1, 2016	MDC Partners Inc.

	By:	/s/ Mitchell Gendel
Mitchell Gendel
General Counsel & Corporate Secretary

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